Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to Prospectus and Summary Prospectus
Dated May 1, 2013
As Supplemented October 15, 2013

Baird LargeCap Fund

On October 14, 2013, the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”), unanimously approved the retention of Baird Kailash Group, LLC (“Baird Kailash”) as subadviser to the Baird LargeCap Fund (the “Fund”), subject to approval by the shareholders of the Fund at a special meeting to be held on December 20, 2013 (the “Special Meeting”).  Additional details regarding the Special Meeting are contained in a proxy statement that was mailed on or about November 4, 2013, to shareholders of record of the Fund on October 25, 2013.

As part of the implementation of Baird Kailash’s new investment strategy for the Fund, the Advisor expects that most, if not all, of the Fund’s existing holdings will be sold and replaced by new securities identified by Baird Kailash.  The Advisor anticipates that Baird Kailash will begin implementing its new investment strategy for the Fund on or about December 23, 2013, subject to approval of Fund shareholders of the proposals set forth in the proxy statement for the Special Meeting.  Accordingly, the Fund will experience higher portfolio turnover and increased trading costs beginning on or about that date until such time that the Fund’s portfolio is fully transitioned to the new investment strategy.

In addition, the Advisor expects that the transition to the new investment strategy will result in the Fund realizing a significant amount of net capital gain, which the Fund will be required to distribute to shareholders.  The distribution of net capital gain may result in additional income taxes for shareholders who do not hold their shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.  As of November 15, 2013, the Advisor estimates that the Fund had unrealized net long-term capital gain of approximately $3.92 per share and unrealized net short-term capital gain of approximately $0.65 per share, taking into account the Fund’s capital loss carryforwards.  The Advisor anticipates that the Fund will realize most, if not all, of those capital gains during the week of December 23, 2013, as a result of the sale of the Fund’s existing holdings.  The Advisor also anticipates that most, if not all, of those capital gains will be distributed on or about December 31, 2013, to shareholders of record of the Fund on December 27, 2013.

The amounts of capital gains provided above are merely estimates as of the specified date.  The actual amounts of capital gains that will be realized by the Fund and distributed to shareholders could vary, perhaps significantly, from those estimates, depending upon the actual prices at which the Fund is able to sell applicable securities.  You should consult your tax advisor for further information about federal, state and local tax consequences relative to your specific situation.

This supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is November 20, 2013.